UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 1, 2012
Date of Report (Date of earliest event reported)

Annie’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
1610 Fifth Street
Berkeley, CA 94710
(Address of principal executive offices, including zip code)

(510) 558-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 1, 2012, Annie’s, Inc. issued a press release announcing the pricing of its secondary offering, a copy of which is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s, Inc. Prices Secondary Offering,” dated August 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: August 1, 2012	By:	/s/ Kelly J. Kennedy

Kelly J. Kennedy

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s, Inc. Prices Secondary Offering,” dated August 1, 2012.